UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 21, 2011

SMTC Corporation
(Exact name of registrant as specified in its charter)

Delaware	0-31051	98-0197680
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

635 Hood Road Markham, Ontario, Canada	L3R 4N6
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   (905) 479-1810

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 21, 2011 the board of directors (the "Board") of SMTC Corporation (the "Company") appointed Claude Germain and Alex Walker as permanent co-CEOs, effective immediately. Alex Walker will resign as Chairman of the Board of Directors but will remain on the Board; David Sandberg will assume the role of Chairman of the Board of Directors. Claude Germain will resign his seat on the Board.

A copy of the press release issued in connection with the appointments of Messrs. Germain, Walker and Sandberg is filed as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

99.1       Press release issued by SMTC Corporation on June 21, 2011.

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMTC Corporation (Registrant)
June 21, 2011 (Date)	/s/ JANE TODD Jane Todd Senior Vice President, Finance and Chief Financial Officer